                                                                           LOGO

                                                                   May 28, 1997

To the Stockholders of
 Torchmark Corporation:

  Torchmark will hold a special meeting of stockholders in the auditorium at the executive offices of the Company, 2001 Third Avenue South, Birmingham, Alabama at 10:00 a.m., Central Daylight Time, on Monday, June 23, 1997, to consider a proposal of the Board of Directors to amend the Restated Certificate of Incorporation of the Company to increase the authorized capital and authorized common stock of the Company. The Board of Directors has stated that it will declare a 100% stock dividend on the Company's common stock if this amendment is approved by shareholders.

  The accompanying formal notice and proxy statement discusses the proposal which will be presented for a stockholder vote. If you have any questions or comments about this proposal, we will be pleased to hear from you.

  It is important that your shares be voted at this meeting. Please mark, sign, and return your proxy. If you attend the meeting in person, you may withdraw your proxy and vote your stock if you desire to do so.

                                          Sincerely,

                                          LOGO
                                          R. K. Richey
                                          Chairman & Chief Executive Officer


                                          LOGO
                                          Keith A. Tucker
                                          Vice Chairman

                       ---------------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 23, 1997

                       ---------------------------------

To the Holders of Common Stock of
 Torchmark Corporation

  A special meeting of stockholders of Torchmark Corporation will be held at the executive offices of the Company, 2001 Third Avenue South, Birmingham, Alabama 35233 on Monday, June 23, 1997 at 10:00 a.m., Central Daylight Time, for the following purposes:

    (1) To consider and act upon a proposed amendment to the Restated Certificate of Incorporation which would increase the authorized capital of the Company to $325,000,000 and the authorized number of shares of common stock from 160,000,000 shares, $1.00 par value, to 320,000,000 shares, $1.00 par value.

    (2) To transact such other business as may properly come before the meeting.

  These matters are more fully discussed in the accompanying proxy statement.

  The close of business on Friday, May 23, 1997 has been fixed as the date for determining the stockholders who are entitled to notice of and to vote at the special meeting. All stockholders, whether or not they expect to attend the special meeting in person, are requested to mark, date, sign, and return the enclosed form of proxy in the accompanying envelope. Your proxy may be revoked at any time before it is voted.

  The special meeting for which this notice is given may be adjourned from time to time without further notice other than announcement at the meeting or any adjournment thereof. Any business for which notice is hereby given may be transacted at any such adjourned meeting.

                                          By Order of the Board of Directors

                                          Carol A. McCoy
                                          LOGO
                                          Associate Counsel & Secretary

Birmingham, Alabama
May 28, 1997

                                PROXY STATEMENT

SOLICITATION OF PROXIES

  The Board of Directors of Torchmark Corporation (the "Company" or "Torchmark") solicits your proxy in the form enclosed with this statement for use at a special meeting of stockholders to be held at the executive offices of the Company, 2001 Third Avenue South, Birmingham, Alabama 35233 at 10:00 a.m., Central Daylight Time, on Monday, June 23, 1997, and at any adjournment of such meeting. R. K. Richey and Keith A. Tucker are named as proxies in the form and have been designated as directors' proxies by the Board of Directors.

  When the enclosed proxy/direction card is returned, properly executed, and in time for the meeting, the shares represented thereby will be voted at the meeting. All proxies will be voted in accordance with the instructions set forth on the proxy/direction card, but if proxies which are executed and returned do not specify a vote on the proposal considered, the proxies will be voted FOR such proposal. Any stockholder giving a proxy has the right to revoke it by giving written notice of revocation to the Secretary of the Company (at the address set forth above) at any time before the proxy is voted.

  The card is considered to be voting instructions furnished to the respective trustees of the Torchmark Corporation Savings and Investment Plan, the United Investors Management Company Savings and Investment Plan, the Liberty National Life Insurance Company 401(k) Plan and the Profit-Sharing and Retirement Plan of Liberty National Life Insurance Company with respect to shares allocated to individual accounts under such plans. To the extent that account information is the same, participants in one or more of the plans who are also shareholders of record will receive a single card representing all shares. If a plan participant does not return a proxy/direction card to the Company, the trustees of a plan in which shares are allocated to his or her individual account will vote such shares in the same proportion as the total shares in such plan for which directions have been received.

  A simple majority vote of the holders of the issued and outstanding common stock of the Company represented in person or by proxy at the stockholders meeting is required to adopt the amendment to the Company's Restated Certificate of Incorporation. Abstentions are considered as shares present and entitled to vote and therefore have the same legal effect as a vote against a matter presented at the meeting. Any shares regarding which a broker or nominee does not have discretionary voting authority under applicable New York Stock Exchange rules will be considered as shares not entitled to vote and will therefore not be considered in the tabulation of the votes.

RECORD DATE AND VOTING STOCK

  Each stockholder of record at the close of business on May 23, 1997 is entitled to one vote for each share of common stock held on that date upon each matter to be voted on by the stockholders at the meeting. At the close of
business on May 23, 1997, there were        shares of common capital stock of
the Company outstanding (not including        shares held by the Company and
its subsidiaries which are non-voting while so held). There is no cumulative voting of the common stock.

PRINCIPAL STOCKHOLDERS

  The following table lists all persons known to be the beneficial owner of more than five percent of the Company's outstanding common stock as of December 31, 1996.

                                               PERCENT OF
        NAME AND ADDRESS   NUMBER OF SHARES(1)   CLASS
        ----------------   ------------------- ----------
   INVESCO PLC                  4,225,127         6.0%
    11 Devonshire Square
    London EC2M 4YR
    England

--------
(1) All stock reported is held by holding companies (INVESCO North American Group, Ltd, INVESCO Group Services, Inc., INVESCO, Inc. and INVESCO North American Holdings, Inc.) and an investment advisor (INVESCO Capital Management, Inc.), which are subsidiaries of INVESCO PLC. These entities share the voting and the dispositive power over the shares and have disclaimed beneficial ownership of such stock.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table shows certain information about stock ownership of the directors and executive officers.

                                                         COMPANY COMMON STOCK
                                                        OR OPTIONS BENEFICIALLY
                                                              OWNED AS OF
                                                            MAY 1, 1997(1)
                                                       -------------------------
                         NAME                          DIRECTLY(2) INDIRECTLY(3)
                         ----                          ----------- -------------
David L. Boren........................................         150             0
Norman, OK
Joseph M. Farley......................................      61,805         3,000
Birmingham, AL
Louis T. Hagopian.....................................      61,718             0
Darien, CT
C. B. Hudson..........................................     749,484        11,699
Plano, TX
Joseph L. Lanier, Jr. ................................      59,501         9,456
Lanett, AL
Harold T. McCormick ..................................      12,000             0
Panama City, FL
George J. Records.....................................      11,000             0
Oklahoma City, OK
R. K. Richey..........................................     402,402       791,333
Birmingham, AL
Keith A. Tucker.......................................     214,612        27,871
Kansas City, MO
Henry J. Herrmann.....................................     101,750         2,508
Overland Park, KS
Bernard Rapoport......................................      10,000             0
Waco, TX
All Directors and Executive Officers as a group:(4)...   1,684,422       845,867

--------
(1) No directors, director nominees or executive officers other than R. K. Richey (1.66%) and C.B. Hudson (1.05%) beneficially own 1% or more of the common stock of the Company.
(2) Includes: for Joseph Farley, 39,000 shares; for Joseph Lanier, 49,001 shares; for Louis Hagopian, 54,218 shares; for Harold McCormick, 12,000 shares; for George Records, 9,000 shares; for R. K. Richey, 286,221 shares; for C. B. Hudson, 414,744 shares; for Keith Tucker, 178,612 shares; for Henry Herrmann, 99,100 shares; for Bernard Rapoport, 10,000 shares and for all directors, executive officers and nominees as a group, 1,151,896 shares, that are subject to presently exercisable Company stock options.

   David L. Boren holds options on 13,000 Torchmark shares. None of such options are presently exercisable prior to July 2, 1997.
(3) Indirect beneficial ownership includes shares (a) owned by the director, executive officer or spouse as trustee of a trust or executor of an estate, (b) held in a trust in which the director, executive officer or a family member living in his home has a beneficial interest, (c) owned by the spouse or a family member living in the director's, executive officer's or nominee's home or (d) owned by the director or executive officer in a personal corporation. Indirect beneficial ownership also includes 5,699 Company shares, 11,778 Company shares, 1,996 Company shares and 2,508 Company shares held in the accounts of Messrs. Hudson, Richey, Tucker and Herrmann, respectively, in the Company or United Management Savings and Investment Plans.
     Mr. Lanier disclaims beneficial ownership of 8,256 shares owned by his spouse and 1,200 shares owned by his children. Mr. Farley disclaims 2,400 shares held as trustee of a church endowment fund.
(4) All directors, nominees and executive officers as a group, beneficially own 3.49% of the common stock of the Company.

                               PROPOSAL NUMBER 1

            AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION
               INCREASING THE AUTHORIZED CAPITAL AND THE NUMBER
                     OF AUTHORIZED SHARES OF COMMON STOCK

  The Board of Directors has determined that it is desirable and in the best interests of the Company to increase the Company's total authorized capital from the present $165,000,000 to $325,000,000 and to increase the number of authorized shares of common stock of the Company from the present 160 million shares, $1.00 par value, to 320 million shares, $1.00 par value. To that end, the Board is recommending and proposing that the Company shareholders adopt an amendment to the Restated Certificate of Incorporation of the Company to accomplish such increase. The text of the amendment is set out in Exhibit A to this proxy statement.

  If the proposed amendment to Article FOURTH is approved by shareholders, the Board of Directors has announced that it will declare a 100% stock dividend on its issued and outstanding common shares; that is one additional share of stock for each share presently outstanding. The close of business of the Company's stock transfer agent on July 1, 1997 will be the record date for determining shareholders entitled to receive the stock dividend. These additional shares will be mailed on August 1, 1997.

  Shares of common stock already issued and those to be issued as a result of the stock dividend do not have preemptive rights.

  If the amendment to Article FOURTH is approved, the Company will apply to the New York Stock Exchange and the London Stock Exchange to list the additional shares of common stock to be issued.

  The Company has no present plans to issue any common shares which would be authorized but unissued if the amendment to Article FOURTH is approved except for such shares as might be issued as a stock dividend. The Board of Directors has determined that it is desirable to have these additional shares to use for employee benefit and option plans, for corporate acquisitions and for such other purposes as the Board may determine from time to time to be in the best interests of the Company. To the extent that such action is not otherwise prohibited, the Board of Directors, from time to time, may issue such shares in public or private offerings for such consideration and for such purposes as the Board may approve as being in the interest of the Company.

  The Board recommends that the shareholders vote FOR the amendment.

                                OTHER BUSINESS

  The directors know of no other matters which may properly be and are likely to be brought before the meeting. If any other proper matters are brought before the meeting, however, the persons named in the enclosed proxy, or in the event no person is named, R. K. Richey and Keith A. Tucker will vote in accordance with their judgment on such matters.

                           MISCELLANEOUS INFORMATION

PROPOSALS OF STOCKHOLDERS

  In order for a proposal by a stockholder of the Company to be eligible to be included in the proxy statement and proxy form for the annual meeting of stockholders in 1998, the proposal must be received by the Company at its home office, 2001 Third Avenue South, Birmingham, Alabama 35233, on or before November 26, 1997.

GENERAL

  The cost of this solicitation of proxies will be borne by the Company. The Company will request certain banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation material to the beneficial owners of shares of the Company held of record by such persons, and the Company will reimburse reasonable forwarding expenses.

                                          By Order of the Board of Directors

                                          /s/ Carol A. McCoy
                                          ------------------
                                          Carol A. McCoy
                                          Associate Counsel & Secretary

May 28, 1997

                                   EXHIBIT A
                PROPOSED AMENDMENT TO THE RESTATED CERTIFICATE
                  OF INCORPORATION INCREASING THE AUTHORIZED
                CAPITAL OF THE CORPORATION TO $325,000,000 AND
          INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

  Amend the first paragraph Article FOURTH to read as follows:

    FOURTH: The total number of all shares of all classes of stock which the Corporation shall have the authority to issue shall be three hundred twenty-five million (325,000,000), of which five million (5,000,000) shares are to be Preferred Stock of the par value of one dollar ($1.00) each; and three hundred twenty million (320,000,000) shares are to be Common Stock, of the par value of one dollars ($1.00) each.

                             TORCHMARK CORPORATION
           PROXY/DIRECTION CARD FOR SPECIAL MEETING ON JUNE 23, 1997

P THIS PROXY/DIRECTION IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. The undersigned hereby appoints R. K. Richey and Keith A.
R Tucker, jointly and severally with full power of substitution, to vote all shares of common stock which the undersigned holds of record and is
O entitled to vote at the Special Meeting of Shareholders to be held at the offices of the Company, 2001 Third Avenue South, Birmingham,
X Alabama on the 23th day of June 1997 at 10:00 a.m. (CDT), or any adjournment thereof. All shares votable by the undersigned in-cluding
Y shares held of record by agents or trustees for the undersigned as a participant in the Dividend Reinvestment Plan (DRP), Torchmark Corporation Sav-ings and Investment Plan (TTP), United Investors Management Company Savings and Investment Plan (UITP), Liberty National Life Insurance Company 401K Plan (LNL 401K) and the Profit Sharing and Retirement Plan of Liberty National Life In-surance Company (LNL PS&R) will be voted in the manner specified and in the discretion of the persons named above or such agents or trustees on such other matters as may properly come before the meeting.

                                                  (change of address/comments)

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXY COMMITTEE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                                                    SEE REVERSE
                                                                        SIDE

                                                                            4937
[ X ] Please mark your
      votes as in this
      example.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                            FOR   AGAINST   ABSTAIN
  1. Amendment of Restated Certificate      [_]     [_]       [_]
     of Incorporation to increase
     Authorized Capital.


                                       Please sign exactly as
                                       name appears hereon. Joint
                                       owners should each sign.
                                       When signing as attorney,
                                       executor, administrator,
                                       trustee or guardian,
                                       please give full title as
                                       such.

                                       -----------------------------------------

                                       -----------------------------------------
                                          SIGNATURE(S)                  DATE